UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2012

Date of reporting period: October 5, 2012

Kavilco Incorporated

2011 - 2012 Annual Report

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the dividend declaration, President's Report, and CFO's Report from Kavilco's newsletter are attached to the N-30B-2. Articles not included in our filing are direct deposit information and our non-profit foundation's annual auction/raffle.

Board of Directors & Corporate Management
Kavilco, committed to providing its shareholders with the best possible financial returns, remains invested in its rich Haida tradition.

Greetings to our Shareholders from your President / CEO
This year your Corporation is still hanging in there on the financial market. The economy is not that good but our portfolio is still generating revenue.

We are working with the Alaska Native Tribal Health Consortium (ANTHC) on the upgrading of the water system that will eventually feed into the shareholder subdivisions. This new system is moved to an area away from the Linkum creek area. Kavilco has given an easement in addition to the original easement for this project. This area will have a new filter plant building as well as a new five hundred thousand gallon water holding tank. This job will take almost a year to complete. The cost will be around three million ($3,000,000) dollars. Kavilco is leasing land to ANTHC for a staging area for their supplies and equipment.

An almost new harbor is being completed by the State of Alaska on the three and a half acres of tidelands that Kavilco gave them in the past. This project includes a new approach ramp that is ten feet longer than the old one, making walking up and down the dock during low tide a lot less steep. New piling and a new steel floating breakwater will protect the harbor from the winters Southeast storms. This job will cost around one million, three hundred thousand ($1,300,000) dollars of State of Alaska funds.

Kavilco continues to work with Clare Doig, our Forest Consultant, to seek funding for tree thinning and other forest management programs that will benefit the shareholder values in the long term. Kavilco and the Kasaan Haida Heritage Foundation continue to work with the Organized Village of Kasaan on the reconstruction of the Chief Son-i-Hat whale house as well as other projects of cultural and historical significance.

As time goes by, so far we have lost fifty-one of our original one hundred and twenty shareholders. Again we encourage the shareholders to make sure you have a current will for your shares. We have a few shareholders whose shares are still held in trust until their estates can be resolved. This includes dividends held in trust by Kavilco.

As in the past, I cannot say enough about how hard the Board of Directors are working on your behalf to continue to get you the best financial return as well as to develop methods of preserving the culture, language, and history far into the future.

Please support your Board members during this upcoming election.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson, President/CEO

Greetings to our Shareholders from your CFO
In last year's 2010 Annual Report I pointed out that in the later part of the 1980's the Board of Directors decided that the Company would manage the portfolio similar to an income fund. In other words, income would take precedent over capital gains. Accordingly, we would concentrate primarily on investing in bonds to provide the lion's share of the Company's income. Unfortunately, corporate bond interest rates were at a historically low rate in 2011.

Without a doubt, this is the hardest economic recovery since the Great Depression. There cannot be a robust economic recovery based solely on massive government spending. Since 2008, the Administration has pursued this highly discredited strategy, one that has resulted in unsustainable deficits and continued high unemployment.

The global economy is also in the throes of an economic slowdown. The most perturbing aspect of the current slowdown is that the weakness is so widespread it is affecting emerging economies as well as rich countries. Europe is in recession; the only question is just how severe the downturn will be and what the effect will be over here.

A review from "The Value Line Investment Survey" dated August 24th, 2012 discussed how the administration's economic strategy has been working so far, in these words: "business trends, for example, have been uninspiring, with the data on retailing; manufacturing, non-manufacturing, and employment largely pointing to anemic growth for the remainder of 2012. In truth, although our nation continues to distance itself from what many think was the most severe business contraction since the 1930s, progress remains slow and there is the risk that the business recovery could face durability issues going forward."

So how is the Administration's strategy working for Kavilco? Consider the following table comparing the first half of last year to the first half of this year:
	Jan. - June 2011	Jan. - June 2012	Change in Dollars
Interest Income	$849,670	$782,046	($67,624)
Dividend Income	$19,343	$67,503	$48,159
Decrease in Total Income:			($19,465)

You will note a decrease in interest income of $67,624. The decline is from bonds that have matured. As you can see, there is still a shortfall in total income of $19,465. This could be a timing issue where interest income is accrued on a daily basis and dividend income is recognized when received or is still in the process of investing proceeds from matured bonds.

An article in the July 30, 2012 "Barron's" states that: "In response to the economic malaise the Federal Reserve has kept interest rates low. While this tragedy has been great for borrowers, it's been a disaster for many investors. Income investors are stuck with the paltriest yields on record and essentially forced by the Fed to invest in dividend stocks."

So far this year we have had $4,638,000 of bonds mature with an average yield of 5.68%. In the past, we would re-invest these funds into long-dated bonds in order to capture a reasonable yield. However, with uninspiring yields of 3.08% in our bond target maturity of eight years, coupled with the risks associated with corporate bonds, the Kavilco Board has opted for a change in strategy away from bonds and over to dividend yielding stocks.

Finding stock yields in excess of the 5.68% to make up for the lost interest income from bond maturities has been a difficult task. Consider the S&P 500 stock index (the index is made up of 500 stocks representing all major industries) which has an average dividend yield of 2.07% and the Dow Jones Utilities Index which is just 3.97%. For the eight months ended August 31, 2012, however, there have been 68 stock purchases totaling $3,488,598; coupled with stocks purchased in 2011 we have an average yield of 6.68%.

Changes in portfolio strategies have always been grounded in assessing economic history. History has regularly been on our side when analyzing the U.S. economy, but there is no economic precedent for what is transpiring in the European Union. It's not the recession they're currently in but the possible breakup of the Union due to potential defaults on sovereign debt by a number of its members and the complete collapse of their currency. Defaults will have major global impact on financial institutions who are the primary holders of sovereign debt.

The Board of Directors has made this very difficult decision to go forward with stock purchases in the face of global economic turmoil and I truly appreciate their understanding and patience in implementing this dividend yielding stocks strategy.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements

The audited financial statements were sent to you in February 2012 and will not be duplicated here.

A copy of these audited financial statements can be mailed out to shareholders within three working days by contacting Kavilco's Corporate Secretary at 1-800-786-9574.

Someone is sitting in the shade today because someone planted a tree a long time ago. Warren Buffet

Officers & Directors

Louis A. Thompson, President/CEO

Louis Jones, Sr., Vice President

John Campbell, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Ramona Hamar, Director

Laird A. Jones, Director

Melanie Locklear, Director

Marie Miller, Director

To honor the vision and unselfish actions of our Kasaan Haida ancestors and elders, the goals of Kavilco Incorporated are to provide dividends and to preserve the assets for all generations. ~ Kavilco's Mission Statement

31 Years of Dividend Distributions
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
Total Distributions	$47,045,039
Per 120 Original Shareholders	$392,042